UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2006

IMAGE INNOVATIONS HOLDINGS INC.
(Exact name of small Business Issuer as specified in its charter)

NEVADA	0-50119	91-1898414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Snow Becker Krauss P.C., 605 Third Avenue, New York, New York	10158
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (845) 494-5049

N/A
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

As previously reported, on March 26, 2006, Goldstein Golub Kessler LLP (“GGK”), the Registrant’s independent registered accounting firm, resigned as auditor of the Registrant. By letter dated March 31, 2006, GGK has revised its original resignation letter to correct a typographical error contained therein.

The revised resignation letter and the correction letter are attached as exhibits to this Current Report.

Item 8.01. Other Events.

As a result of the resignation of Goldstein Golub Kessler LLP as the Registrant’s independent registered accounting firm as well as the necessity to restate the Registrant’s financial statements for the year ended December 31, 2004 (both as previously reported), the Registrant will be unable to timely file its Annual Report on Form 10-KSB for the year ended December 31, 2005.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Revised Resignation Letter from Goldstein Golub Kessler LLP dated March 26, 2006.

16.2	Letter of Correction from Goldstein Golub Kessler LLP dated March 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGE INNOVATIONS HOLDINGS INC. (Registrant)

Date: April 3, 2006	By:	/s/ Michael Preston
Michael Preston Chief Executive Officer